Total Capital and Net Income (Loss) Per Common Unit - Summary of Issuances of Common Units, Excluding Units from COP (Detail) (USD $)	1 Months Ended		6 Months Ended
	May 31, 2013	Apr. 30, 2013	Jun. 30, 2013
Offering Type	Private	Private
Number of Common Units Issued	1,446,654	2,056,202
Offering Price	$ 30.60	$ 29.18
Gross Proceeds	$ 45,100,000	$ 61,200,000
Net Proceeds	45,100,000	61,200,000
Teekay Corporation's Ownership After the Offering	29.90%	28.70%
Proceeds from equity offering to Teekay Corporation for purchase of Voyageur LLC			$ 44,268,000